Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of SETO Holdings, Inc. (the “Company”) on form 10-QSB for the period ended July 31, 2004, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Eugene J. Pian, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,, that to the knowledge of the undersigned:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2004	/s/ Eugene J. Pian
Eugene J. Pian
President and Chief Executive Officer

This certification accompanies this quarterly report on form 10-QSB pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.